UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3753 Plaza Dr Ann Arbor, MI	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 734-773-3776

____________________________________________

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 11, 2025, BrooQLy Inc., d/b/a Dynamic Aerospace Systems, a Nevada corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the U.S. Securities and Exchange Commission (“SEC”) on October 28, 2025, and mailed to all of the Company’s shareholders beginning on or about October 31, 2025.

As reported in the Proxy Statement, as of October 13, 2025, the Record Date for the meeting, the authorized capital stock of the Company consisted of 325,000,000 shares of Common Stock, par value $0.0001 per share, of which 25,615,000 shares were issued and outstanding as of the Record Date; 50,000,000 shares of Class B Common Stock, of which 15,374,654 were issued and outstanding as of the Record Date; and 225,000,000 shares of Preferred Stock.  The series of Preferred Stock that have been designated to date are as follows: Series A Preferred Stock: 25,000,000 designated, of which 24,805,000 shares were issued and outstanding as of the Record Date; Series B Preferred Stock: 100 shares designated, of which 4 shares were issued and outstanding as of the Record Date; Series C Preferred Stock: 329,289 shares designated, of which 329,289 shares were issued and outstanding as of the Record Date; and Series D Preferred Stock: 115,502 shares designated, of which 115,502 shares were issued and outstanding as of the Record Date.

The Shares of Common Stock have one vote per share. The shares of Class B Common Stock have no votes.

The shares of Series A Preferred Stock have 10:1 voting rights, meaning that each share of Series A Preferred Stock shall have 10 votes for each share of Series A Preferred Stock held by the holder of those shares of Series A Preferred Stock.

Additionally, there were 4 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. All of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

The shares of Series C and Series D Preferred Stock have 1:1 voting rights, meaning that each share of Series C and Series D Preferred Stock have one vote for each one share of Series C and Series D Preferred Stock, respectively, held by the holder of those shares.

The Company’s transfer agent, who tallied the votes submitted through brokerage houses and to the transfer agent, tallied the votes of the Common Stock. The Company tallied the votes of the Series A, B, C, and D Preferred Stock.

A total of 19,730,584 shares of Common Stock, representing a total of approximately 77% of the total outstanding shares of Common Stock, were represented in person or by proxy at the Annual Meeting. A total of 19,825,288 shares of Preferred Stock were represented in person or by proxy at the Annual Meeting. As such, the Secretary of the Annual Meeting determined that a quorum was present for the Annual Meeting.

The proposals voted on and approved by the stockholders at the Annual Meeting were as follows:

Proposal 1

The six director nominees named in the Company's proxy statement were elected, each to hold office until the 2026 Annual Meeting and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Common Stock For	Common Stock Withheld	Preferred Stock Votes For	Preferred Stock Withheld
Kent B. Wilson	19,463,104	19,703	196,896,387	0
Jeff Hail	19,463,104	19,703	196,896,387	0
Shannon Rigney	19,464,187	18,620	196,896,387	0
Ian Kantrowitz	19,464,207	18,620	196,896,387	0
Ron J. Rich	19,782,787	20	196,896,387	0
Jorge L. Torres	19,482,787	20	196,896,387	0

2

Proposal 2

The proposal to ratify the appointment of RBSM LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025, was approved based on the following votes:

Common Stock FOR	19,730,584
Common Stock AGAINST	0
Preferred Stock FOR	196,896,387
Preferred Stock AGAINST	0

Proposal 3

The approval of Amendment 1, to authorize the board of directors to file an amendment to the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Dynamic Aerospace Systems (“Amendment 1”), was approved based on the following votes:

Common Stock FOR	19,730,584
Common Stock AGAINST	0
Preferred Stock FOR	196,896,387
Preferred Stock AGAINST	0

Proposal 4

The approval of Amendment 2, an amendment to the Company’s Articles of Incorporation, as amended to date, to effectuate a reverse split of the shares of Common Stock and Class B Common Stock of the Company at a ratio of not less than 1-for-1.5 and not greater than 1-for-20, such ratio to be determined by the Company’s Board of Directors (the “Reverse Split”) at any time before filing the amendment with the State of Nevada (the “Reverse Split Amended Articles”); and to file the Amended Articles to reflect the Reverse Split, was approved based on the following votes:

Common Stock FOR	19,727,362
Common Stock AGAINST	3,220
Preferred Stock FOR	196,873,660
Preferred Stock AGAINST	22,727

Proposal 5

The approval of the Dynamic Aerospace Systems Restricted Stock Unit (RSU) Executive Plan was approved based on the following votes:

Common Stock FOR	19,481,704
Common Stock AGAINST	193,896,387
Preferred Stock FOR	196,896,387
Preferred Stock AGAINST	0

Proposal 6

The approval of the Dynamic Aerospace Systems Restricted Stock Unit (RSU) Plan was approved based on the following votes:

Common Stock FOR	19,481,704
Common Stock AGAINST	1,103
Preferred Stock FOR	196,896,387
Preferred Stock AGAINST	0

3

With respect to Proposal 1, each of the director-nominees received the affirmative vote of a plurality of the votes cast (each with a greater number of votes cast “for” than “withheld”), and each was elected to serve for a term of one year.

Proposals 2, 3, 4, 5, and 6 each received the affirmative vote of a majority of votes cast and therefore passed.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrooQLy Inc.

/s/ Kent Wilson
By: Kent Wilson
Title: CEO / Chairman of Board
Date: December 16, 2025

5